A New Look At Cow Creek Field, Carbon County, Wyoming Stephen H. Hollis Double Eagle Petroleum Co.

Atlantic Rim Area Isopach of Almond Coals

COW CREEK FIELD Discovered in 1959, first production in 1960 by Sohio with the Cow Creek Unit #1 with an IP of 10,000 mcfpd from Nugget and Frontier Surface Geology and 2-D Seismic led to the discovery Produced over 14 Bcf from the Nugget, Dakota, Frontier, Cow Creek Sand (Morapos), Deep Creek Sand, Cherokee Creek Sand and Trout Creek Sand

Structure Top of Mesaverde Structure Top of Mesaverde

CCU 11-7

Atlantic Rim Area Isopach of Almond Coals

Atlantic Rim Regional Cross Section Atlantic Rim Regional Cross Section

Drunkard's Wash

Cow Creek 32-12 Well

Cow Creek Compares Favorably to Drunkard's Wash

Sun Dog 1691 8-17

Structure Top of Mesaverde Structure Top of Mesaverde

Cow Creek Water Management Surface Reservoirs handling 5,300 bbls/day 34-12 Injection Well in the Trout Creek Sand handling 9,100 bbls/day 3-12 Injection Well appears capable of 5,000 bbls/day in the Nugget Sand (Testing)

Top 8 (known recoverable) Hydrocarbon Reserves of Producing Horizons

A New Look At Cow Creek Field, Carbon County, Wyoming

Stephen H. Hollis
Double Eagle Petroleum Co.

DOUBLE EAGLE PETROLEUM & MINING CO.

Cow Creek Location


MT
SD
WY
MT
MT
YELLOWSTONE
NATIONAL
PARK
ID
BIG
HORN
BASIN
POWDER
RIVER
BASIN
OVERTHRUST BELT
Jackson
SD
NB
WIND RIVER BASIN
Casper
GREATER
GREEN
RIVER
BASIN
ID
WY
UT
HANNA
BASIN
WASHAKIE
BASIN
DENVER
JULESBURG
BASIN
Rock Springs
LARAMIE
BASIN
Cheyenne
WY
NE
CO
WY
UT
CO
OVERTHRUST BELT




EIS BOUNDARY
Measured depth
to top of Almond
6000'
Mesaverde Outcrop
Mesaverde Outcrop
EIS Boundary

- Atlantic Rim Area
- Isopach of Almond Coals

Arbitrary Line


SW
NE
Frontier
Mowry
Dakota
Nugget
Tensleep
Madiso
n
1 mile
1100
1200
1300
1400
1500
1600
1700
1800
1900
2000
2100
2200
2300



270000
260000
250000
240000
1 , 274
172 , 274
1 , 1
172 , 1
GR0164_750
1470 mig


270000
260000
250000
240000
1 , 274
172 , 274
1 , 1
172 , 1

COW CREEK FIELD

- Discovered in 1959, first production in 1960 by Sohio with the Cow Creek Unit #1 with an IP of 10,000 mcfpd from Nugget and Frontier

- Surface Geology and 2-D Seismic led to the discovery

- Produced over 14 Bcf from the Nugget, Dakota, Frontier, Cow Creek Sand (Morapos), Deep Creek Sand, Cherokee Creek Sand and Trout Creek Sand



Cow Creek Field Production
100000
10000
1000
100
10
1
1000000
100000
10000
1000
100
10
MCF/Month
BBLS/Month
Jan-1978
Sep-1979
May-1981
Jan-1983
Sep-1984
May-1986
Jan-1988
Sep-1989
May-1991
Jan-1993
Sep-1994
May-1996
Jan-1998
Sep-1999
May-2001
Jan-2003

Structure Top of Mesaverde



R92W
R91W
T 16 N
2
1
6
5
11
12
7
8
14
13
18
17
23
24
19
20
+4500
+5000
+5500
D
U
COW CREEK UNIT
SUN DOG UNIT
0
0.5
1.0 miles
COW CREEK

WYOMING WASHAKIE BASIN MESAVERDE COAL BED WELL

950 mcfpd, 1000 bwpd, 370 psi flowing casing pressure (up 5 1/2")


Top
MESAVERDE
Fracture Stimulation
400 bbls water
700 mscf nitrogen
86,500 lbs 16/30 sand
Garden Gulch
Marine
"A" Series
Cow Creek
Cow Creek Unit #11-17

- CCU 11-7


EIS BOUNDARY
Measured depth
to top of Almond
6000'
Mesaverde Outcrop
Mesaverde Outcrop
EIS Boundary

- Atlantic Rim Area
- Isopach of Almond Coals

Atlantic Rim Regional Cross Section


S
1
2
3
4
5
6
7
N
Double Eagle Petroleum Co.

GAS IS ADSORBED ON INTERNAL SURFACES OF COAL


3'
3'
3'

1 TON OF COAL CONTAINS 1 BILLION SQ. FT. OF INTERNAL SURFACE AREA

GAS RECOVERY CONVENTIONAL VS. COALBED

CONVENTIONAL



Gas Filled Porosity
Sand Grain



Gas Rate
Producing Time

COALBED



Butt Cleat
Face Cleat
Matrix Blocks Containing Micropores



Gas Rate
Producing Time

PRODUCTIVE STAGES OF A COAL BED METHANE WELL



(1)
Dewatering
Stage
(2)
Stable
Production
Stage
(3)
Decline
Stage
Gas
Water
Volume
Time

Drunkard's Wash


Average of First Three Texaco Wells
1000
100
10
mcfpd
1000
100
10
bwpd
Gas
Water
1
4
7
10
13
16
19
22
25
28
31
34
37
40
43
46
49
52
55
58
61
64
67
70
Months

Cow Creek 32-12 Well



Cow Creek 32-12
10000
1000
100
10
mcfpd
Bwpd
gas
water
1
2
3
4
5
6
7
8
9
10
11
12
13
14
months

Cow Creek Compares Favorably to Drunkard's Wash



Drunkard's Wash Versus Cow Creek 32-12 (Post Frac)
10000
1000
100
10
MCFPD
BWPD
DW Gas
CC Gas
DW Water
CC Water
1
4
7
10
13
16
19
22
25
28
31
34
37
40
43
46
49
52
55
58
61
64
67
70
Months



UTAH FEDERAL # 14-55 PRODUCTION HISTORY
1.86 BCF
Decreasing Water Rate
Submersible pump installed
Increasing Gas Rate
4,158 MCFD, 2,765 BWPD
MCFD
BWPD
DATE
4500
4000
3500
3000
2500
2000
1500
1000
500
0
8000
7000
6000
5000
4000
3000
2000
1000
0
Aug-97
Nov-97
Feb-98
May-98
Aug-98
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01

Sun Dog 1691 8-17



Production Decline Curve ARFed 1691 8-17
10000
1000
100
10
1
10000
1000
100
10
1
4/20/2002
5/20/2002
6/20/2002
7/20/2002
8/20/2002
9/20/2002
10/20/2002
11/20/2002
12/20/2002
1/20/2003
2/20/2003
3/20/2003
4/20/2003
5/20/2003
6/20/2003
7/20/2003
8/20/2003
9/20/2003
10/20/2003
11/20/2003
12/20/2003
1/20/2004
2/20/2004
3/20/2004
4/20/2004
5/20/2004
6/20/2004

Structure Top of Mesaverde


R92W
R91W
T 16 N
2
1
6
5
11
12
7
8
14
13
18
17
23
24
19
20
+4500
+5000
+5500
D
U
COW CREEK UNIT
SUN DOG UNIT
0
0.5
1.0 miles
COW CREEK



Total Coalbed Production
water
gas
avg fluid level
BWPD
MCFD & Avg FLUID LEVEL
100,000
10,000
1,000
100
10
Feb-02
Feb-02
Mar-02
Mar-02
Mar-02
Apr-02
Apr-02
May-02
May-02
Jun-02
Jun-02
Jul-02
Jul-02
Aug-02
Aug-02
Aug-02
Sep-02
Sep-02
Oct-02
Oct-02
Nov-02
Nov-02
Dec-02
Dec-02
Jan-03
Jan-03
Jan-03

Cow Creek Water Management

- Surface Reservoirs handling 5,300 bbls/day
- 34-12 Injection Well in the Trout Creek Sand handling 9,100 bbls/day
- 3-12 Injection Well appears capable of 5,000 bbls/day in the Nugget Sand (Testing)



Greater Green River Basin

Cross-section across Wamsutter Field area



WEST
EAST
B
B'
Amoco
Champlin 530
Sec. 5, T15N R98W
Davis
1-Chicken Springs
Sec. 21, T15N R100W
Koch
1 Adobe Town
Sec. 20, T15N R97W
Gary
Willow Rim 36-10
Sec. 36, T15N R95W
Sinclair
1-3 Fair Fed.
Sec. 3, T14N R92W
FEET
8,000
6,000
4,000
2,000
Sea Level
-2,000
-4,000
-6,000
-8,000
-10,000
-12,000
-14,000
-16,000
-18,000
Almond Formation
Rock Springs and Blair Formations
Baxter
Ericson
Lewis
Fort Union
Tertiary Rocks
TOP OF GAS-BEARING OVERPRESSURED ROCKS
T.D. 9320
T.D. 12,679
T.D. 17,650
T.D. 12,793
T.D. 10,000
Shale
Sandstone
Lance Formation and younger
Fox Hills Sandstone
Lewis Shale
Almond Formation
Williams Fork and Iles Formation
Shale
Steele
Normal Pressured
Normal Pressured
Frontier Formation
Mowry Shale and Cloverly Formation
Jurassic and older rocks
0 5 10 15 20 MILES
0 10 20 30 KM

Modified from Law, 2002

Reservoir Pressure Gradient, Mesaverde Group, GGRB



0.63-0.82 psi/ft
0.56-0.63 psi/ft
0.52-0.56 psi/ft
0.47-0.52 psi/ft
0.44-0.47 psi/ft

Top 8 (known recoverable) Hydrocarbon Reserves of Producing Horizons

Producing Formation	**Known Recoverable**, (x10^6 BOE)
Mesa Verde	3454.71
Dakota	3345.76
Tensleep	1802.65
Weber	1192.29
Frontier	1176.77
Nugget	1176
Muddy	1021.73
Pictured Cliffs	1018.56


LOG RECOVERABLE RESERVES (MMBOE)
10,000
1,000
100
10
1
FIELD DISCOVERY YEAR
1860
1875
1900
1925
1950
1975
2000
Florence
Dallas
White River
Greybull
Rangely
Garland
Salt Creek
Oregon-Basin
Elk Basin
Lander
Big Piney
Blanco-Mesaverde
Basin Dakota
Aztec
Altamont
Aneth
Wattenberg
Whitney Canyon
Anschutz East
LaBarge Deep